SCHEDULE 14C
(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement	☐	Confidential, for Use of the
Commission Only (as permitted
by Rule 14c-5(d)(2))
☐	Definitive Information Statement

EXTREME HOME STAGING, INC.
(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1

EXTREME HOME STAGING, INC.

500 North Dearborn Street Suite 605
Chicago, Illinois 60654
 Tel 312 379-1800
Fax 312 379-1801

DEAR STOCKHOLDER:

We are pleased to inform you that Extreme Home Staging, Inc., a Nevada corporation (the “Company”), is providing you with the following Information Statement to notify you that our Board of Directors and the holders of a majority of our outstanding Common Stock, have delivered a written consent to authorize  the following agenda.

(1)	To amend the Company’s Articles of Incorporation to change the name of the Company to Q Lotus Holdings, Inc.

(2)
To increase the authorized capital stock of the Company to 500,000,000 shares of which 400,000,000 shares will be Common Stock par value $0.0001 per share and 100,000,000 shares will be Preferred Stock par value $.001 per share.

(3)
To affect a forward split of the outstanding common shares of the Company so that each outstanding share on the books of the Company, as of the effective date, is forward split  into three outstanding common shares.

This action will become effective  July 16, 2010  (the legal effective date) which will be no earlier than  twenty (20) days from the date hereof.

This Information Statement is being provided to you for information purposes only.  Your vote is not required to approve any of the actions as set forth herein.  This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting.  You are not being asked to send a proxy and you are requested not to send one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

No action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement will first be mailed to you on or about June 25, 2010.

Please feel free to call us at should you have any questions on the enclosed information statement. We thank you for your continued interest in Extreme Home Staging, Inc.

Board of Directors of

EXTREME HOME STAGING, INC.

/s/ Marckensie Theresias ______________
Marckensie Theresias
Chief Executive Officer

EXTREME HOME STAGING, INC.

500 North Dearborn Street Suite 605
Chicago, Illinois 60654

Tel 312 379-1800
Fax 312 379-1801

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to the stockholders of Extreme Home Staging, Inc. (the “Company”) in connection with an amendment to the Company’s Articles of Incorporation. This Information Statement has been prepared by our management.

GENERAL

On June 15, 2010 a majority of our holders of common stock, par value $0.0001 per share (the “Common Stock”) voted in favor of the following agenda:

(1)	To amend the Company’s Articles of Incorporation to change the name of the Company to Q Lotus Holdings, Inc.

(2)
To increase the authorized capital stock of the Company to 500,000,000 shares of which 400,000,000 shares will be Common Stock par value $0.0001 per share and 100,000,000 shares will be Preferred Stock par value $.001 per share.

(3)
To affect a forward split of the outstanding common shares of the Company so that each outstanding share on the books of the Company as of June 21, 2010 is forward split into three outstanding common shares.

The Amendment will be effective as of July 16, 2010 (the “legal effective date”) which will be no earlier than (20) days after this Information Statement is first mailed to our Stockholders.  No further vote of our stockholders is required.  This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Exchange. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our common stock. The elimination of the need for a special meeting of stockholders to approve the Exchange is made possible by Section 78.390 of the Nevada Revised Statutes, which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. The record date established by us for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Exchange was June 15, 2010 (the "Record Date").

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE CHARTER AMENDMENT

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you information regarding the Charter Amendment even though your vote is neither required nor requested for the Charter Amendment to become effective.

Q.           What will I receive if the Charter Amendment is completed?

A.           Nothing.  The Charter Amendment will only modify the Articles of Incorporation.

Q.           When do you expect the Charter Amendment to become effective?

A.           The Charter Amendment will become effective on  July 16, 2010 (the legal effective date) which shall be no earlier  than 20 days after this information statement is being sent to you.  A Copy of the Form of Charter Amendment is attached to this information statement as Exhibit A.  The Charter Amendment with the Nevada Secretary of State will be effective no less than 20 days after this information statement has been sent to you.

Q.           Why am I not being asked to vote?

A.           The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Charter Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required and is incorporated herein as Exhibit 1.

Q.           What do I need to do now?

A.           Nothing.  This information statement is purely for your information and does not require or request you to do anything.

Q.           Whom can I call with questions?

A.           If you have any questions about any of the actions to be taken by the Company, please contact us at  312 379-1800.

ACTIONS BY THE BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

In accordance with Section 78.390 of the Nevada Revised Statues, the following actions were taken based upon the approval of the Company's Board of Directors and the written consent of a majority of the holders of the Company’s Common Stock.  A copy of the Joint Written Consent of the Board of Directors and the majority of the Shareholders is incorporated herein as Exhibit 1.

The Corporate Actions contained herein have been filed with the State of Nevada on June 16, 2010 for an Effective Date of July 16, 2010.

AMENDMENT TO THE ARTICLES OF INCORPORATION

On June 15, 2010  our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved the Charter Amendment.  The Charter Amendment is reflected in the Form of Certificate of Amendment to the Articles of Incorporation (the "Form of Charter Amendment") which is attached hereto as Exhibit A, and incorporated herein by reference.

The authorization of the Name change to “Q Lotus Holdings, Inc.”  relates to the Company’s newly acquired wholly owned subsidiary which is named “Q Lotus, Inc”.   Consequently, our Board of Directors believes that this name change is in our best interest as it best reflects the Company’s operations going forward.

The authorization of additional shares of Common Stock and Preferred Stock, and the authorization of the Board of Directors to create and issue various series of Preferred Stock without additional stockholder approval, will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future and to use equity, rather than cash, to complete acquisitions, from time to time in the future.  As of the date hereof, the Company has no commitments, arrangements or understandings with respect to the issuance of the additional Common Stock or Preferred Stock it has authorized.

The authorization of a forward split of the Company’s common shares on a three for one basis may increase the liquidity of the Company’s common shares and increase trading volume and make the shares more affordable to smaller investors.

Additionally, the Charter Amendment provides indemnification to the Company’s officers, directors, employees and agents against fees and expenses, including attorneys’ fees, from proceedings commenced as a result of such person being an officer, director, employee or agent.

SUMMARY OF CORPORATE ACTIONS AND RECOMMENDATIONS BY
 THE BOARD OF DIRECTORS

(A)
The Name Change to Q Lotus Holdings, Inc. relates to the Company’s newly acquired wholly owned subsidiary Q Lotus, Inc. Consequently, our Board of Directors believes that this name change is in our best interest.

(B)
Increase in Authorized Common Stock of the Company.  The Company's Articles of Incorporation currently authorizes the Company to issue up to 200,000,000 shares of Common Stock.  As of June 15, 2010, Company records indicate that the Company had issued and outstanding 17,339,999 shares of Common Stock and is authorizing a forward split of its common shares on a three for one basis to equal 52,019,997 common shares.  As a result, the number of authorized, non-designated shares of Common Stock available for issuance by the Company in the future has been reduced, and the Company's flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock has been diminished.  The proposed increase of authorized shares to 400,000,000 will improve the Company's flexibility to take such actions.

(C)
Increase of authorized "Blank Check" Preferred Stock of the Company.  The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the Board of Directors of a company. The Company's Articles of Incorporation currently authorizes the Company to issue up to 10,000,000 shares of Preferred Stock.   Upon the effectiveness of the Charter Amendment, the Board of Directors of the Company will be entitled to authorize the designation and issuance of up to 100,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof.  When required by law and in accordance with the provisions of Section 78.195 of the Nevada Revised Statutes (“NRS”), the Board of Directors of the Company shall have the express authority to execute, acknowledge and file a certificate of designations setting forth, any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the preferred stock.  The Board of Directors believes that having such blank check preferred stock available for, among other things, proposed financing transactions, as well as possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or businesses, and otherwise, is in the best interest of the Company and its stockholders.

(D)
To affect a three-for-one forward split of the Company’s outstanding common shares.  The Company currently has 17,339,999 common shares par value $0.0001 outstanding Upon the effectiveness of the Charter Amendment, the Company will have 52,019,997 par value $0.0001 shares outstanding. The Board of Directors believes that the increase in the number of outstanding shares will increase the liquidity and trading volume of the common stock which is conducive to financing activities the company may undertake.  The Split may also make the shares more affordable to the smaller investors.  The Split will be affected simultaneously for all of our outstanding Common Stock and the exchange ratio will be the same for all of our outstanding Common Stock. The Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company. Common Stock issued pursuant to the Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

(E)
Indemnification of Officers and Directors.  The Charter Amendment also provides the Company may indemnify any director, officer, employee or agent of the Company against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with any in defense of any action, suit or proceeding instituted by reason that such person is or was a director, officer, employee or agent of the Company.  NRS 78.7502(1) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding if such person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Rights and Preferences With Respect to Common Stock.  If the Company issues Preferred Stock, such Preferred Stock will include certain designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions, any of which may dilute the voting power and economic interest of the holders of the Common Stock.  For example, in a liquidation, the holders of the Preferred Stock may be entitled to receive a certain amount per share of Preferred Stock before the holders of the Common Stock receive any distribution.  In addition, the holders of Preferred Stock may be entitled to a certain number of votes per share of Preferred Stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action.  Furthermore, Preferred Stock could be issued with certain preferences over the holders of Common Stock with respect to dividends or the power to approve the declaration of a dividend.  The aforementioned are only examples of how shares of Preferred Stock, if issued, could dilute the interests of the holders of Common Stock.

Approval by Stockholders  As of June 15, 2010, the Company had 17,339,999 shares of its Common Stock issued and outstanding.  As of this same date, stockholders representing 17,334,173 shares of Common Stock, or approximately 97% of the issued and outstanding shares of Common Stock, provided:

The authorization of the Name change to “Q Lotus Holdings, Inc.”  relates to the Company’s newly acquired wholly owned subsidiary which is named “Q Lotus, Inc”.   Consequently, our Board of Directors believes that this name change is in our best interest as it best reflects the Company’s operations going forward.

The authorization of additional shares of Common Stock and Preferred Stock, and the authorization of the Board of Directors to create and issue various series of Preferred Stock without additional stockholder approval, will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future and to use equity, rather than cash, to complete acquisitions, from time to time in the future.  As of the date hereof, the Company has no commitments, arrangements or understandings with respect to the issuance of the additional Common Stock or Preferred Stock it has authorized.

The authorization of a forward split of the Company’s common shares on a three for one basis may increase the liquidity of the Company’s common shares and increase trading volume and make the shares more affordable to smaller investors.

Additionally, the Charter Amendment provides indemnification to the Company’s officers, directors, employees and agents against fees and expenses, including attorneys’ fees, from proceedings commenced as a result of such person being an officer, director, employee or agent.

The full text of the Charter Amendment is reflected in the Form of Charter Amendment which is attached as Exhibit A to this information statement. Pursuant to the provisions of Nevada law and the Company's Articles of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Charter Amendment by written consent in lieu of a meeting.  Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action.  This notice, which is being sent to all holders of record on  June 21, 2010, is intended to serve as the information statement required by the Exchange Act.

Possible Anti-Takeover Effect.  In addition to financing purposes, the Company could also issue shares of Common Stock or Preferred Stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means.  When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company.  Such shares also could be privately placed with purchasers favorable to the Board of Directors in opposing such action.  In addition, the Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction.  The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts.  The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders of the Company.  The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

THE CHARTER AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

DESCRIPTION OF SECURITIES

DESCRIPTION OF COMMON STOCK

Number of Authorized and Outstanding Shares.  After adoption of the Charter Amendment, the Company's Articles of Incorporation will authorize the issuance of 400,000,000 shares of Common Stock, $0.0001 par value per share, of which 17,339,999 shares were outstanding on June 15, 2010.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders.  Holders of Common Stock have no cumulative voting rights.  Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

Other.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.  The Company's transfer agent for its Common Stock is Pacific Stock Transfer Company, 4045 South Spencer Street, Suite 403 Las Vegas, NV 89119 Phone: (702) 361-3033.

DESCRIPTION OF PREFERRED STOCK

Number of Authorized Shares.  After adoption of the Charter Amendment, the Company's Articles of Incorporation will authorize the issuance of up to 100,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock") in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof.  Shares of Preferred Stock will be registered on the books of the Company.  The Company currently anticipates that the Preferred Stock will not be registered with the SEC pursuant to the Exchange Act.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of outstanding Extreme Home Staging Common Stock as of June 17, 2010 (after giving effect to the Exchange) by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Extreme Home Staging, Inc. Common Stock, (ii) each of our directors, (iii) each of our named executive officers (as defined in Item 402(a)(3) of Regulation S-B under the Securities Act), and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the security and stockholders listed below possess sole voting and investment power with respect to their shares.

Title of Class	Name of Beneficial Owner	Amount of Beneficial Ownership	Nature of Ownership	Percent of Class

Common	Marckensie Theresias	10,000,000	Direct	57.6%

Common	All Officers & Directors as a Group	10,000,000		57.6%

The percent of class is based on  17,339,999  shares of common stock issued and outstanding as of April 21,  2010.    Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or entity has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or entity, but are not deemed to be outstanding for the purposes of computing the percentage ownership of another person or entity shown in the table.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document The Company filed at the SEC's public reference rooms at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of The Company’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by The Company with the Securities and Exchange Commission (SEC File Number 000-52955) and contain important information about The Company and its finances, are incorporated into this Information Statement:

EXHIBITS INCORPORATED BY REFERENCE

Report	Date of Report	Subject

Current Report on 8K and 8K/A	June 15, and June 16, 2010	Merger and Share Exchange
Current Report on 8K	April 16, 2010	Change of Ownership Appointment of Officer Director, Resignation of Officer and Director
Current Report on 8K/A	June 7, 2010	Change of Auditor
Annual Report filed on form 10K	Period Ended September 30, 2009
Qtr. Reports filed on form 10Q	Periods Ended March 31, 2010, December 31, 2010, June 30, 2010, March 31, 2010

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Marckensie Theresias _______________
Marckensie Theresias
Chief Executive Officer

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
EXTREME HOME STAGING, INC.

PURSUANT TO SECTIONS 78.380 AND 78.390 OF THE NEVADA
REVISED STATUTES

EXTREME HOME STAGING, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies as follows:

1.           The name of the Corporation is Extreme Home Staging, Inc. and the original Articles of Incorporation of the Corporation was filed with the Secretary of State of the State of Nevada on May 2, 2006.
2.           These Amended and Restated Articles of Incorporation, which amend the provisions of the Articles of Incorporation, as heretofore amended, have been duly adopted by the Board of Directors of the Corporation and by action by written consent of the stockholders of the Corporation in lieu of a meeting, in accordance with the provisions of Section 78.320 of the Nevada Revised Statutes (“N.R.S.”) and, upon filing with the Secretary of State of the State of Nevada in accordance with Section 78.320 of the N.R.S., shall thenceforth supersede the original Articles of Incorporation, as heretofore amended, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Amended and Restated Articles of Incorporation of the Corporation.

3.           The text of the Articles of Incorporation, as heretofore amended, is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the corporation (hereinafter referred to as the ("Corporation") is:

"Q LOTUS HOLDINGS, INC."

ARTICLE II

The address of the Corporation's registered office in the State of Nevada is United Corporate Services, Inc., in the City of Carson City, County of Carson. The name of the Corporation's registered agent at such address is 202 South Minnesota Street, Carson City, Nevada 89703.

ARTICLE III

(a)           Authorized Capital Stock.

The total number of shares of stock that the Corporation shall have authority to issue is 500,000,000, consisting of (i) 400,000,000 shares of Common Stock, par value $0.0001 per share ("Common Stock") and (ii) 100,000,000 shares of Preferred Stock, par value $0.001 per share ("Preferred Stock").

(b)           Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes (“N.R.S.”) (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i)           The designation of the series, which may be by distinguishing number, letter or title;

(ii)           The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)           The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv)           Dates on which dividends, if any, shall be payable;

(v)           The redemption rights and price or prices, if any, for shares of the series;

(vi)           The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)           The amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii)           Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)           Restrictions on the issuance of shares of the same series or of any other class or series;

(x)           The voting rights, if any, of the holders of shares of the series.

(c)
Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Amended Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

(d)
Upon Legal Effective date of the  filing of this Amended and Restated Articles of Incorporation, each one outstanding share of Common Stock shall be split into Three (3) shares of Common Stock." Fractional Shares will be rounded up to the nearest whole share.

ARTICLE IV

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a)           The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b)           Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

(c)           Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d)           Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e)           Provisions that permit the Corporation to redeem or exchange such rights.

(f)           The appointment of a rights agent with respect to such rights.

ARTICLE V

(a)           Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Amended Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the By-laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-laws.

(b)	Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VI

The Corporation may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

ARTICLE VII

(a)           Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b)           The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Amended Articles of Incorporation or otherwise by the Corporation.

(c)           The right to indemnification conferred in this Article VI shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VII or otherwise.

(d)           Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VII.

(e) Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of these Amended Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

(a)           The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b)           Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Amended Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent  provision,  including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

Except as may be expressly provided in these Amended Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Amended Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX; provided, however, that any amendment or repeal of Article VII or Article VIII of these Amended Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

EXHIBIT 1

FORM OF
JOINT WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS
AND
THE MAJORITY STOCKHOLDERS
OF
EXTREME HOME STAGING, INC.

a Nevada Corporation

The undersigned, being all of the members of the Board of Directors of Extreme Home Staging, Inc., a Nevada corporation (the “Corporation”), acting pursuant to the authority granted by Sections 78.120, 78.315 and 78.325 of the Nevada Revised Statutes and the Corporation’s Articles of Incorporation and Bylaws, do hereby adopt the following resolutions by unanimous written consent June 15, 2010

AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

WHEREAS, the undersigned have determined, that the Agreement and Plan of Share  Exchange contemplated by and between Extreme Home Staging, Inc., Acquirer, and Q Lotus, Inc., entity to be Acquired,   is in the best interest of Extreme Home Staging, Inc.

WHEREAS, the undersigned have determined, after reviewing the number of currently issued, outstanding shares of common stock of the Corporation, that it is in the best interests of the Corporation and its stockholders for the authorized shares of common stock of the Corporation to be increased to a total of 400,000,000 shares of common stock with a par value of $0.001 per share (this amendment is hereinafter referred to as the “Authorized Common Shares Amendment”);

WHEREAS, the undersigned have determined, after reviewing the number of currently issued, outstanding preferred shares of the Corporation, that it is in the best interests of the Corporation and its stockholders for the authorized shares of preferred stock of the Corporation to be increased to a total of 100,000,000 shares of common stock with a par value of $0.001 per share (this amendment is hereinafter referred to as the “Authorized Preferred Shares Amendment”);

WHEREAS, the undersigned have determined, after reviewing the number of currently issued, outstanding common shares of the Corporation, that it is in the best interests of the Corporation and its stockholders to affect a forward split of the Company’s outstanding common  shares on a three for one basis, from the current 17,339,999 outstanding shares of  common stock of the Corporation to be split by three into 52,019,997 outstanding common shares.  (this amendment is hereinafter referred to as the “Three-for-one-forward split of common shares ”);

WHEREAS, subject to and in compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Nevada Revised Statutes, it is deemed to be in the best interests of the Corporation and its stockholders that the Corporation set a record date of June 15, 2010 (the “Record Date”) in connection with the notice required for the Authorized Shares Amendment;

NOW, THEREFORE, BE IT RESOLVED, that the undersigned majority stockholders and the Board of Directors hereby adopt and approve the Authorized Shares Amendment;

RESOLVED FURTHER, that subject to and in compliance with the Exchange Act, the Corporation is hereby authorized to file with the Secretary of State of the State of Nevada (i) Articles of Exchange and (ii) an Amended and Restated Certificate of Amendment to the Corporation’s Articles of as set forth in Exhibit A  attached hereto, in order to increase the number of authorized shares of the Corporation’s common stock to a total of 400,000,000 shares of common stock with a par value of $0.001 per share;  to increase the number of authorized preferred shares of the Corporation’s preferred stock to a total of 100,000,000 shares par value $.001 per shares;  and to forward split the outstanding common shares par value $0.0001 per share on a three-for-one basis.

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the “Schedule 14C”) informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

RESOLVED FURTHER, that stockholders of record on of  June 15, 2010  are the stockholders entitled to consent to the Certificate of Amendment and to receive notice of such action pursuant to Rule 14c-2 of the Securities Exchange Act of 1934;

RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any executive officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Nevada the Certificate of Amendment, in accordance with applicable law;

RESOLVED FURTHER, that the Corporation’s Chief Executive Officer, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

IN WITNESS WHEREOF, the undersigned, Board of Directors, and holders of a majority of the Corporation's outstanding shares of common stock, have hereunto set their hands as of the date hereof.